Exhibit 10.1

WESTELL TECHNOLOGIES, INC.

GENERAL WAIVER AND RELEASE AGREEMENT

TIM REEDY

WHEREAS, my position with Conference Plus, Inc. and any affiliated companies is being eliminated; and

WHEREAS, Westell Technologies, Inc. (“Westell”) has offered me the opportunity to remain employed through January 31, 2012, provided that I do not engage in any conduct which might be considered “Cause” (as defined below) for termination.

NOW THEREFORE I AGREE AS FOLLOWS:

1.	Description of Special Benefits.

In exchange for my being employed by Westell until January 31, 2012 (“Termination Date”), rather than being terminated upon the sale of Conference Plus, Inc., I will continue working at Westell and will continue to receive pay for my work. I acknowledge that Westell had no obligation to offer me this employment and that my employment could have been terminated on the date Conference Plus, Inc. was sold. During this time I shall continue to be able to participate in Westell’s benefit and insurance plans provided that I am eligible for participation pursuant to the terms of those plans. However, I acknowledge that effective December 31, 2011 I shall not be eligible to participate in any of the Company’s bonus programs or plans.

I also understand that if I sign this Release, I will receive reimbursement for up to Five Thousand Dollars ($5000) for outplacement expenses upon presentation of appropriate invoices. Such payments shall be subject to appropriate tax treatment, including withholdings if legally required.

I also understand that if I sign this Release, do not voluntarily terminate my employment, am not terminated for “Cause,” remain employed until the Termination Date, and execute on my Termination Date a second agreement, attached hereto as Exhibit A which I received at the same time I received this Release, I will receive the following additional benefits following my Termination Date (which shall be collective referred to as “Severance Compensation”).

a.	A lump sum payment equal to One Hundred Four Thousand One Hundred Twenty Dollars ($104,120). I understand that I will receive this payment, less employment and income tax withholding, the later of: (i) 10 business days after the revocation period for Exhibit A has expired; or (ii) February 28, 2012.

b.

Nine (9) months of my most recent salary for a severance payment of Two Hundred Fourteen Thousand Six Hundred Fifty Dollars ($214,650). I understand that I will start to receive my severance pay checks, which shall be paid over a nine month period, less employment and income tax withholding, no later than the first normal pay date which falls at least 10 business days after I execute Exhibit A and it becomes effective and that the first severance payment will include a retroactive payment for any pay dates missed.

c.	Provided I remain eligible for it until my Termination Date, the group health, dental and vision insurance in which I may be enrolled as of January 1, 2012 will continue until January 31, 2012. Effective February 1, 2012, if I am eligible and enrolled as of the Termination Date in group health, dental and vision insurance, I may elect continuation of my group health, dental and vision insurance coverage under COBRA, which if elected may allow me to continue that insurance coverage for the eighteen month period following January 31, 2012 if I remain eligible for it. I understand that if I timely elect to continue the coverage, and remain otherwise eligible for it, for the period between February 1, 2012 and October 31, 2012, Westell will pay for the employer portion of the cost of that coverage in a manner similar to that of other employees. I authorize Westell to make deductions from severance payments as necessary to cover the employee cost of any group health, dental and vision insurance that I may elect for the period following January 31, 2012. Following October 31, 2012, I may continue the coverage provided I remain otherwise eligible for it and pay the full cost of the coverage. I understand that all other benefits and insurance coverages and contributions to Westell’s benefit plans on my behalf will cease as of the Termination Date and that none of the severance payments under this Release shall be taken into account as compensation under any plan or program that bases benefits in whole or in part on compensation received from Westell, nor shall I accrue vacation, sick pay, or other similar benefits during the period of these severance payments.

I understand that if I do not voluntarily terminate my employment before the Termination Date and remain employed by Westell through that date, I will be required to execute Exhibit A. I have reviewed Exhibit A and I agree in signing this Release to execute Exhibit A (or, if the lists provided with Exhibit A change, an updated Exhibit A with updated information regarding employees eligible or not eligible for the severance program) within the time period noted therein. If Westell terminates my employment for Cause or I voluntarily terminate my employment before January 31, 2012, I shall not receive any Severance Compensation.

For purposes of this Release, “Cause” means: (i) my failure to comply with a particular directive or request from the Board of the Company regarding a matter material to the Company, and the failure thereafter by me to reasonably address and remedy such noncompliance within thirty (30) days (or such shorter period as shall be reasonable or necessary under the circumstances) following the my receipt of written notice from the Board confirming my noncompliance; (ii) the taking of an action by me regarding a matter material to the Company, which action I knew at the time the action was taken to be specifically contrary to a particular directive or request from the Board or the CEO of Westell; (iii) the failure by me to comply with the written policies of the Company regarding a matter material to the Company, including expenditure authority, and the failure thereafter by me to reasonably address and remedy such noncompliance within thirty (30) days (or such shorter periods shall be reasonable or necessary under the circumstances) following my receipt of written notice from the Board confirming my noncompliance, but such opportunity to cure shall not apply if the failure is not curable; (iv) my engaging in willful, reckless or grossly negligent conduct or misconduct which, in the good faith determination of the Company’s Board, is materially injurious to the Company monetarily or otherwise; (v) the aiding or abetting a competitor or other breach by me of my fiduciary duties.

2.	General Duties During Employment.

I acknowledge that my continuing duties for Westell shall consist of supporting the transition of the Conference Plus business, including analysis and defense of any claims against Westell arising therefrom; support for financial reports and filings; and other duties as may be assigned by the CEO of Westell. My work shall be performed on an as-requested basis during normal working hours and from either my own premises or on Westell premises. I understand that many such duties may be performed remotely and via teleconference.

3.	General Release of Claims.

I hereby release the Company (as defined in paragraph 6 below) from, and covenant not to sue the Company with respect to, any and all claims I have against the Company. This Release shall not apply in any way to claims to enforce the terms of this Release or Exhibit A.

4.	Claims to Which Release Applies.

This Release applies both to claims which are now known or are later discovered. However, this Release does not apply to any claims that may arise after the date I execute the release. Nor does this Release apply to any claims which may not be released under applicable law. Nor does this Release apply to any claims to enforce the terms of this Release or Exhibit A.

5.	Claims Released Include Age Discrimination and Employment Claims

The claims released include, but are not limited to:

(a)	claims based on breach of contract, tort, misrepresentation, defamation, wrongful discharge, harassment, retaliation, terms and conditions of employment and discrimination;

(b)	claims arising under the Age Discrimination in Employment Act as amended (29 U.S.C. Section 621 et seq.);

(c)	claims arising out of or relating in any way to my employment with the Company or the conclusion of that employment or any actions or inactions of the Company relating to me in any way; and

(d)	claims arising under any federal, state or local law, regulation, ordinance or order that regulates the employment relationship and/or employee benefits.

6.	Release Covers Claims Against Related Parties.

For purposes of this Release, the term “the Company” includes Conference Plus, Inc., Westell and any of its and their present, former and future owners, parents, affiliates and subsidiaries (including but not limited to Arkadin S.A.S. and Arkadin, Inc.), and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors, and assigns. Therefore, the claims released include claims I have against any such persons or entities.

7.	The Terms “Claims” and “Release” are Construed Broadly.

As used in this Release, the term “claims” shall be construed broadly and shall be read to include, for example, the terms “rights,” “causes of action (whether arising in law or equity),” “damages,” “demands,” “obligations,” “grievances” and “liabilities” of any kind or character. Similarly, the term “release” shall be construed broadly and shall be read to include, for example, the terms “discharge” and “waive.” Nothing in this Release is a waiver of my right to file any charge or complaint with administrative agencies such as the United States Equal Employment Opportunity Commission which, as a matter of law, I cannot be prohibited from or punished for filing (hereafter, “Excepted Charge”), although the Company’s acknowledgment of this exception does not limit the scope of the waiver and release in paragraphs 3-8 herein, and I waive any right to recover damages or obtain individual relief that might otherwise result from the filing of any Excepted Charge.

8.	Release Binding on Employee and Related Parties.

This Release shall be binding upon me and my agents, attorneys, personal representatives, executors, administrators, heirs, beneficiaries, successors, and assigns.

9.	Additional Consideration.

I have executed this Release in consideration for my employment through January 31, 2012 (which I acknowledge Westell had no obligation to offer, and that my employment could have been terminated at the time Conference Plus, Inc. was sold), payments and benefits described in paragraph 1 above. I acknowledge that the payments and benefits being made to me with this Release represent consideration in addition to anything of value that I am otherwise entitled to receive from the Company.

10.	Persons Eligible For Program.

I understand that the individuals who were considered for the 2011 Sale of Conference Plus, Inc. Severance Program are those former employees of Conference Plus, Inc. hired by Westell after the sale of Conference Plus, Inc. (hereafter referred to as “considered group”) and that the individuals who are eligible for benefits under the 2011 Sale of Conference Plus, Inc. Severance Program are those individuals, like me, in the considered group who have been selected and have lost their employment in connection with the 2011 Sale of Conference Plus, Inc. reduction in force. I understand that paragraph 11 below describes the applicable timelines within which I must elect to receive the special payments and benefits provided for in this Release. I also acknowledge that on the date I received this Release, I was provided with a list of those individuals in the considered group eligible for the 2011 Sale of Conference Plus, Inc. Severance Program and those individuals in the considered group not eligible for the 2011 Sale of Conference Plus, Inc. Severance Program, categorized by job title and age.

11.	Opportunity to Consider this Release; Consultation with Attorney.

I have read this Release and fully understand its terms. I am hereby being offered 45 calendar days following the date on which I received this Release on December 13, 2011, which also is the date on which I received the lists of individuals, by age and job title, referenced in paragraph 10 and Exhibit A and the lists attached to it, to consider this Release. I am hereby advised in writing to consult with an attorney before signing this Release and I have done so or had the opportunity to do so.

12.	All Representations in Documents.

In entering into this Release I acknowledge that I have not relied on any verbal or written representations by any Company representative other than those explicitly set forth in this Release. This Release sets forth the entire agreement between the Company and me and completely supersedes any prior agreements, oral statements or understandings concerning the termination of my employment and any benefits I might receive following that termination, with the exception of the Settlement Agreement and Release between and among Conference Plus, Inc., Westell Technologies, Inc. and myself, which shall not be superseded by this Release and shall remain in effect. I agree that I am not entitled to any other severance or benefits, vacation, bonus, commission or other payments of any kind, except those described in this Release and the Settlement Agreement and Release. In particular, I agree that any severance agreement with the Company that I may have signed is no longer in effect and that I am not entitled to any payments under any severance agreement. I further agree that I am forfeiting any shares, restricted stock units, or options which have not vested by my Termination Date.

13.	Voluntary Agreement.

I have read this Release and fully understand its terms. I have entered into this Release knowingly and voluntarily and understand that its terms are binding on me.

14.	Partial Invalidity of Release.

If any part of this Release is held to be unenforceable, invalid or void, then the balance of this Release shall nonetheless remain in full force and effect to the extent permitted by law.

15.	Headings.

The headings and subheadings in this Release are inserted for convenience and are not to be used in construing this Release.

16.	Applicable Law.

Illinois law will apply in connection with any dispute or proceeding concerning this Release.

17.	Relationship of Severance Benefits to My Rights Under Other Benefit Plans.

I understand that the payments payable to me under paragraph 1 above shall not be taken into account for purposes of determining my benefits under any other qualified or nonqualified plans of the Company.

18.	Suit in Violation of this Release—Loss of Benefits and Payment of Costs

If I bring an action against the Company in violation of this Release or if I bring an action asking that the Release be declared invalid or unenforceable, I agree that prior to the commencement of such an action I will tender back to the Company all payments which I have received as consideration for this Release and that all remaining payments and benefits to be provided to me as consideration for this Release will permanently cease as of the date such action is initiated. If my action is unsuccessful or if the Company successfully brings an action for my failure to comply with the terms of this Release, I further agree that I will pay all costs, expenses and reasonable attorneys’ fees incurred by the Company in its successful defense against the action I brought or in its successful prosecution of the action it brought. However, the previous two sentences shall not be applicable to an action if I bring it to challenge the validity of this Release under the Age Discrimination in Employment Act (which I may do without penalty under this Release).

19.	Cessation of Payments and Benefits

If the Company determines in its reasonable discretion that: (1) I have breached any of the provisions and obligations contained in paragraph 21 of this Release; or (2) I am working full-time as an employee or have entered into another arrangement with a similar outcome with, Arkadin S.A.S., Arkadin, Inc., Conference Plus, Inc. or an affiliated company, then all payments and benefits still owing under this Release shall immediately cease. I may provide consulting services to such companies for a period of 3 months following the date I sign this Release without it being a violation of this Release. Thereafter, I may only provide consulting services to such companies with Westell’s consent, which consent shall not be unreasonably withheld. In the event I do not receive such consent, all payments and benefits still owing under this Release shall immediately cease.

20.	No Reapplication

I agree following my Termination Date not to reapply for employment with, otherwise work for, or provide services to the Company directly or indirectly through another entity, including but not limited to a temporary employment agency or independent contractor.

21.	Confidential Information and Non-Solicitation

I agree not to reveal to any other person or entity or use for my own benefit any Confidential Information of or about the Company during my employment and for a period of two (2) years after the Termination Date. I acknowledge that through the services I have or will perform for the Company, I have been or will be granted access to, have been or will be exposed to and otherwise have obtained or will obtain Confidential Information regarding the confidential business affairs of the Company. As used in this Release, Confidential Information means “trade secrets” as defined by law, as well as all proprietary non-public information relating to the operation of the Company and includes such matters as product research, development and manufacturing methods; customers and confidential development efforts; business integration, organization and strategic planning; purchasing; financing; marketing; customer relations; cost and pricing information; employee capabilities and compensation; and other information of a similar nature not available to the public, including without limitation any information specifically designated by the Company as “Confidential” or “Secret.” This information may be oral or written and may be that which I have originated or will originate as well as that which otherwise has come or will come into my possession or knowledge. Confidential Information shall be defined to exclude information which is or becomes public knowledge through no fault of mine, or which was known to me before the start of my earliest relationship with the Company (including Conference Plus, Inc.). I agree to retain all Confidential Information in confidence; not to use, or disclose to third parties, any such Confidential Information, as determined by the Company. I agree that I will treat all matters relating to the business activities of the Company as confidential and I will not divulge or disclose any information gained in connection with my employment by the Company (including while I was employed at Conference Plus, Inc.) to any other person, firm, or corporation except upon the written request or instruction of the Company. The restrictions set forth in this paragraph are in addition to and not in lieu of any obligations I may have as provided by law with respect to the Company’s Confidential Information, including any obligations I may owe under statutes governing trade secrets that extend beyond the period of confidentiality set forth in this paragraph.

I agree that during the course of my employment and for one (1) year following the Termination Date, I will not for any reason solicit or divert, or attempt to solicit or divert, directly or indirectly, any business or any person or entity which is, at the time of my separation, or which has been within one (1) year prior to my separation, a customer or vendor of the Company with whom I had a direct relationship.

I agree that during the course of my employment and for one (1) year following the Termination Date, I will not for any reason, directly or indirectly solicit for employment, or advise or recommend to any other person that they solicit for employment, any person who is an employee of the Company, who was supervised by me in the last year of my employment or with whom I had significant contact in the last year of my employment.

I acknowledge that the nature of the services I have provided to the Company involved exposure to Confidential Information and close contact with customers and referral sources. Therefore, I acknowledge and agree that the covenants set forth in this Release are reasonable and necessary in all respects for the protection of the Company’s legitimate business interests, including without limitation the Company’s Confidential Information, trade secrets, customer relationships, and customer good-will, which represents a significant portion of the Company’s net worth and in which the Company has a property interest. I acknowledge and agree that, in the event that I breach any of the covenants set forth in this paragraph, the Company may be irreparably harmed and may not have an adequate remedy at law; and, therefore, in the event of such a breach, the Company shall be entitled to injunctive relief, in addition to (and not exclusive of) any other remedies (including monetary damages) to which the Company may be entitled under law. In any action in which the Company is successful in enforcing the terms of this paragraph, I shall also pay the Company’s attorney’s fees and costs. As referenced in paragraph 19, the Company’s obligation to make any payments to me whatsoever shall terminate in the event that, and at such time as, I am in breach of my obligations as set forth in this paragraph. In the event I perform services that compete with the Company for any person or entity that was during my employment a customer or active prospect of the Company in violation of this paragraph, I shall remit to the Company an amount equal to the revenue received from any such customer.

If this paragraph is deemed invalid or unenforceable for any reason, it is the Parties’ intention that such covenants be equitably reformed or modified to the extent necessary (and only to such extent to) render it valid and enforceable in all respects. In the event that the time period and geographic scope referenced above is deemed unreasonable, overbroad, or otherwise invalid, it is the Parties’ intention that the enforcing court shall reduce or modify the time period and/or geographic scope to the extent necessary (and only to such extent necessary) to render such covenants reasonable, valid, and enforceable in all respects.

22.	Confidentiality.

I agree that the existence and terms of this Release have been and will be kept confidential by me and not disclosed, revealed or characterized by me (directly or indirectly by innuendo or otherwise), except as required by law, to anyone other than my immediate family and my attorney and tax advisor, who shall also agree similarly not to make any further disclosure.

23.	Non-disparagement.

I agree not to make disparaging remarks about the Company, or their products, services or practices (including, but not limited to, human resources and Westell’s and Conference Plus, Inc.’s practices), provided that I may make truthful statements about products or services relating to business activity I am engaged in. Nothing in this Release shall be construed to prevent me from communicating with any government agency regarding matters that are within the agency’s jurisdiction.

24.	Seven Day Revocation Period.

I understand that I have a period of seven calendar days following the date I deliver a signed copy of this Release to Brian Cooper to revoke this Release by giving written notice to Brian Cooper of Westell at 750 North Commons Drive, Aurora, IL 60504. This Release and my entitlement to payments and benefits under paragraph 1 above will be binding and effective upon the expiration of this seven day period if I do not revoke the Release, but not before that time.

25.	Third Party Beneficiaries

Employee acknowledges that Conference Plus, Inc. and any of its and Westell’s present, former and future owners, parents, affiliates and subsidiaries (including but not limited to Arkadin S.A.S. and Arkadin, Inc.) are intended beneficiaries of the protections and promises provided in paragraphs 3-8 and 21 of this Release and as such they are also entitled to bring claims against Employee to enforce the terms of these paragraphs and/or to rely upon these paragraphs to defend any claims Employee may bring against them.

/s/ Timothy Reedy	Date	December 31, 2011
Timothy Reedy

Received and acknowledged by:

WESTELL TECHNOLOGIES, INC.

/s/ Brian S. Cooper	Date	December 31, 2011
Brian Cooper

Chief Financial Officer

AGES AND JOB TITLES OF INDIVIDUALS ELIGIBLE FOR THE 2011 SALE OF

CONFERENCE PLUS, INC. SEVERANCE PROGRAM

Job Title(as of December 13, 2011)	Age (as of December 13, 2011)
Chief Operating Officer, Conference Plus, Inc.	48
President and Chief Executive Officer, Conference Plus, Inc.	50

AGES AND JOB TITLES OF INDIVIDUALS NOT ELIGIBLE FOR THE 2011 SALE OF

CONFERENCE PLUS, INC. SEVERANCE PROGRAM

Job Title (as of December 13, 2011)	Age (as of December 13, 2011)

None

EXHIBIT A

WESTELL TECHNOLOGIES, INC.

GENERAL WAIVER AND RELEASE AGREEMENT

TIM REEDY

Consistent with the release of claims I was provided on December 13, 2011 that I previously executed and which is attached hereto as Exhibit 1 (“December 2011 Release”), I understand that my employment with Westell Technologies, Inc. (“Westell”) and, to the extent applicable, any affiliated companies, has terminated effective as of the close of business on January 31, 2012 (the “Termination Date”).

1.	Termination and Description of Special Benefits.

I also understand that regardless of whether I sign this Release, I will be paid my normal salary through the Termination Date. I understand that the special benefits I will receive by timely signing and not revoking this Release are:

a.	A lump sum payment equal to One Hundred Four Thousand One Hundred Twenty Dollars ($104,120). I understand that I will receive this payment, less employment and income tax withholding, the later of: (i) 10 business days after the revocation period in paragraph 23 has expired; or (ii) [February 28, 2012.]

b.	Nine (9) months of my most recent salary for a severance payment of Two Hundred Fourteen Thousand Six Hundred Fifty Dollars ($214,650). I understand that I will start to receive my severance pay checks which shall be paid over a nine month period, less employment and income tax withholding, no later than the first normal pay date which falls at least 10 business days after this Release becomes effective and that the first severance payment will include a retroactive payment for any pay dates missed.

c.

The group health, dental and vision insurance in which I am currently enrolled on my Termination Date will continue until January 31, 2012. Effective February 1, 2012, if I am eligible and enrolled as of the Termination Date in group health, dental and vision insurance, I may elect continuation of my group health, dental and vision insurance coverage under COBRA, which if elected may allow me to continue that insurance coverage for the eighteen month period following January 31, 2012. I understand that if I timely elect to continue the coverage, and remain otherwise eligible for it, for the period between February 1, 2012 and October 31, 2012, Westell will pay for the employer portion of the cost of that coverage in a manner similar to that of other employees. I authorize Westell to make deductions from severance payments as necessary to cover the employee cost of any group health, dental and vision insurance that I may elect for the period following January 31, 2012. Following October 31, 2012, I may continue the coverage provided I remain otherwise eligible for it and pay the full cost of the coverage. I understand that all other benefits and insurance coverages and contributions to Westell’s benefit plans on my behalf will cease as of the Termination Date and that none of the severance payments under this Release shall be taken into account as compensation under any plan or program that bases benefits in whole or in part on compensation received from Westell, nor shall I accrue vacation, sick pay, or other similar benefits during the period of these severance payments.

2.	General Release of Claims.

I hereby release the Company (as defined in paragraph 5 below) from, and covenant not to sue the Company with respect to, any and all claims I have against the Company. This Release shall not apply in any way to claims to enforce the terms of this Release or Exhibit A.

3.	Claims to Which Release Applies.

This Release applies both to claims which are now known or are later discovered. However, this Release does not apply to any claims that may arise after the date I execute the release. Nor does this Release apply to any claims which may not be released under applicable law. Nor does this Release apply to any claims to enforce the terms of this Release or Exhibit A.

4.	Claims Released Include Age Discrimination and Employment Claims

The claims released include, but are not limited to:

(e)	claims based on breach of contract, tort, misrepresentation, defamation, wrongful discharge, harassment, retaliation, terms and conditions of employment and discrimination;

(f)	claims arising under the Age Discrimination in Employment Act as amended (29 U.S.C. Section 621 et seq.);

(g)	claims arising out of or relating in any way to my employment with the Company or the conclusion of that employment or any actions or inactions of the Company relating to me in any way; and

(h)	claims arising under any federal, state or local law, regulation, ordinance or order that regulates the employment relationship and/or employee benefits.

5.	Release Covers Claims Against Related Parties.

For purposes of this Release, the term “the Company” includes Conference Plus, Inc., Westell and any of its and their present, former and future owners, parents, affiliates and subsidiaries (including but not limited to Arkadin S.A.S. and Arkadin, Inc.), and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors, and assigns. Therefore, the claims released include claims I have against any such persons or entities.

6.	The Terms “Claims” and “Release” are Construed Broadly.

As used in this Release, the term “claims” shall be construed broadly and shall be read to include, for example, the terms “rights,” “causes of action (whether arising in law or equity),” “damages,” “demands,” “obligations,” “grievances” and “liabilities” of any kind or character. Similarly, the term “release” shall be construed broadly and shall be read to include, for example, the terms “discharge” and “waive.” Nothing in this Release is a waiver of my right to file any charge or complaint with administrative agencies such as the United States Equal Employment Opportunity Commission which, as a matter of law, I cannot be prohibited from or punished for filing (hereafter, “Excepted Charge”), although the Company’s acknowledgment of this exception does not limit the scope of the waiver and release in paragraphs 2-7 herein, and I waive any right to recover damages or obtain individual relief that might otherwise result from the filing of any Excepted Charge.

7.	Release Binding on Employee and Related Parties.

This Release shall be binding upon me and my agents, attorneys, personal representatives, executors, administrators, heirs, beneficiaries, successors, and assigns.

8.	Additional Consideration.

I have executed this Release in consideration for the payments and benefits described in paragraph 1 above. I acknowledge that the payments and benefits being made to me with this Release represent consideration in addition to anything of value that I am otherwise entitled to receive from the Company. I acknowledge that the payments and benefits I am being provided under this Release are sufficient to support this Release.

9.	Persons Eligible For Program.

I understand that the individuals who were considered for the 2011 Sale of Conference Plus, Inc. Severance Program are those former employees of Conference Plus, Inc. hired by Westell after the sale of Conference Plus, Inc. (hereafter referred to as “considered group”) and that the individuals who are eligible for benefits under the 2011 Sale of Conference Plus, Inc. Severance Program are those individuals, like me, in the considered group who have been selected and have lost their employment in connection with the 2011 Sale of Conference Plus, Inc. reduction in force. I understand that paragraph 10 below describes the applicable timelines within which I must elect to receive the special payments and benefits provided for in this Release. I also acknowledge that on the date I received the December 2011 Release, I was provided with this Release and a list of those individuals in the considered group eligible for the 2011 Sale of Conference Plus, Inc. Severance Program and those individuals in the considered group not eligible for the 2011 Sale of Conference Plus, Inc. Severance Program, categorized by job title and age.

10.	Opportunity to Consider this Release; Consultation with Attorney.

I have read this Release and fully understand its terms. I acknowledge that I received this Release and a list of those individuals in the considered group eligible for the 2011 Sale of Conference Plus, Inc. Severance Program and those individuals in the considered group not eligible for the 2011 Sale of Conference Plus, Inc. Severance Program on the same day I received the December 2011 Release and that I have 45 days to consider this Release. I understand that although I received this Release when I received the December 2011 Release, I should not sign this Release until after my Termination Date, that is, until February 1, 2012, at the earliest. I am hereby advised in writing to consult with an attorney before signing this Release and I have done so or had the opportunity to do so.

11.	All Representations in Documents.

In entering into this Release I acknowledge that I have not relied on any verbal or written representations by any Company representative other than those explicitly set forth in this Release. This Release sets forth the entire agreement between the Company and me and completely supersedes any prior agreements, oral statements or understandings concerning the termination of my employment and any benefits I might receive following that termination, with the exception of the Settlement Agreement and Release between and among Conference Plus, Inc., Westell Technologies, Inc. and myself, and any other agreements limiting my ability to solicit or disclose confidential information, which shall not be superseded by this Release and shall remain in effect. I agree that I am not entitled to any other severance or benefits, vacation, bonus, commission or other payments of any kind, except those described in this Release and the Settlement Agreement and Release. In particular, I agree that any severance agreement with the Company that I may have signed is no longer in effect and that I am not entitled to any payments under any severance agreement. I further agree that I am forfeiting any shares, restricted stock units, or options which have not vested by my Termination Date.

12.	Voluntary Agreement.

I have read this Release and fully understand its terms. I have entered into this Release knowingly and voluntarily and understand that its terms are binding on me.

13.	Partial Invalidity of Release.

If any part of this Release is held to be unenforceable, invalid or void, then the balance of this Release shall nonetheless remain in full force and effect to the extent permitted by law.

14.	Headings.

The headings and subheadings in this Release are inserted for convenience and are not to be used in construing this Release.

15.	Applicable Law.

Illinois law will apply in connection with any dispute or proceeding concerning this Release.

16.	Relationship of Severance Benefits to My Rights Under Other Benefit Plans.

I understand that the payments payable to me under paragraph 1 above shall not be taken into account for purposes of determining my benefits under any other qualified or nonqualified plans of the Company.

17.	Suit in Violation of this Release—Loss of Benefits and Payment of Costs

If I bring an action against the Company in violation of this Release or if I bring an action asking that the Release be declared invalid or unenforceable, I agree that prior to the commencement of such an action I will tender back to the Company all payments which I have received as consideration for this Release and that all remaining payments and benefits to be provided to me as consideration for this Release will permanently cease as of the date such action is initiated. If my action is unsuccessful or if the Company successfully brings an action for my failure to comply with the terms of this Release, I further agree that I will pay all costs, expenses and reasonable attorneys’ fees incurred by the Company in its successful defense against the action I brought or in its successful prosecution of the action it brought. However, the previous two sentences shall not be applicable to an action if I bring it to challenge the validity of this Release under the Age Discrimination in Employment Act (which I may do without penalty under this Release).

18.	Cessation of Payments and Benefits

If the Company determines in its reasonable discretion that: (1) I have breached any of the provisions and obligations contained in paragraph 20 of this Release; or (2) I am working full-time as an employee or have entered into another arrangement with a similar outcome with, Arkadin S.A.S., Arkadin, Inc., Conference Plus, Inc. or an affiliated company, then all payments and benefits still owing under this Release shall immediately cease. I may provide consulting services to such companies for a period of 3 months following the date I signed the December 2011 Release without it being a violation of this Release. Thereafter, I may only provide consulting services to such companies with Westell’s consent, which consent shall not be unreasonably withheld. In the event I do not receive such consent, all payments and benefits still owing under this Release shall immediately cease.

19.	No Reapplication

I agree not to reapply for employment with, otherwise work for, or provide services to the Company directly or indirectly through another entity, including but not limited to a temporary employment agency or independent contractor.

20.	Confidential Information and Non-Solicitation

I agree not to reveal to any other person or entity or use for my own benefit any Confidential Information of or about the Company for a period of two (2) years after the Termination Date. I acknowledge that through the services I have or will perform for the Company, I have been or will be granted access to, have been or will be exposed to and otherwise have obtained or will obtain Confidential Information regarding the confidential business affairs of the Company. As used in this Release, Confidential Information means “trade secrets” as defined by law, as well as all proprietary non-public information relating to the operation of the Company and includes such matters as product research, development and manufacturing methods; customers and confidential development efforts; business integration, organization and strategic planning; purchasing; financing; marketing; customer relations; cost and pricing information; employee capabilities and compensation; and other information of a similar nature not available to the public, including without limitation any information specifically designated by the Company as “Confidential” or “Secret.” This information may be oral or written and may be that which I have originated or will originate as well as that which otherwise has come or will come into my possession or knowledge. Confidential Information shall be defined to exclude information which is or becomes public knowledge through no fault of mine, or which was known to me before the start of my earliest relationship with the Company (including Conference Plus, Inc.). I agree to retain all Confidential Information in confidence; not to use, or disclose to third parties, any such Confidential Information, as determined by the Company. I agree that I will treat all matters relating to the business activities of the Company as confidential and I will not divulge or disclose any information gained in connection with my employment by the Company (including while I was employed at Conference Plus, Inc.) to any other person, firm, or corporation except upon the written request or instruction of the Company. The restrictions set forth in this paragraph are in addition to and not in lieu of any obligations I may have as provided by law with respect to the Company’s Confidential Information, including any obligations I may owe under statutes governing trade secrets that extend beyond the period of confidentiality set forth in this paragraph.

I agree that during the course of my employment and for one (1) year following the Termination Date, I will not for any reason solicit or divert, or attempt to solicit or divert, directly or indirectly, any business or any person or entity which is, at the time of my separation, or which has been within one (1) year prior to my separation, a customer or vendor of the Company with whom I had a direct relationship.

I agree that during the course of my employment and for one (1) year following the Termination Date, I will not for any reason, directly or indirectly solicit for employment, or advise or recommend to any other person that they solicit for employment, any person who is an employee of the Company, who was supervised by me in the last year of my employment or with whom I had significant contact in the last year of my employment.

I acknowledge that the nature of the services I have provided to the Company involved exposure to Confidential Information and close contact with customers and referral sources. Therefore, I acknowledge and agree that the covenants set forth in this Release are reasonable and necessary in all respects for the protection of the Company’s legitimate business interests, including without limitation the Company’s Confidential Information, trade secrets, customer relationships, and customer good-will, which represents a significant portion of the Company’s net worth and in which the Company has a property interest. I acknowledge and agree that, in the event that I breach any of the covenants set forth in this paragraph, the Company may be irreparably harmed and may not have an adequate remedy at law; and, therefore, in the event of such a breach, the Company shall be entitled to injunctive relief, in addition to (and not exclusive of) any other remedies (including monetary damages) to which the Company may be entitled under law. In any action in which the Company is successful in enforcing the terms of this paragraph, I shall also pay the Company’s attorney’s fees and costs. As referenced in paragraph 18, the Company’s obligation to make any payments to me whatsoever shall terminate in the event that, and at such time as, I am in breach of my obligations as set forth in this paragraph. In the event I perform services that compete with the Company for any person or entity that was during my employment a customer or active prospect of the Company in violation of this paragraph, I shall remit to the Company an amount equal to the revenue received from any such customer.

If this paragraph is deemed invalid or unenforceable for any reason, it is the Parties’ intention that such covenants be equitably reformed or modified to the extent necessary (and only to such extent to) render it valid and enforceable in all respects. In the event that the time period and geographic scope referenced above is deemed unreasonable, overbroad, or otherwise invalid, it is the Parties’ intention that the enforcing court shall reduce or modify the time period and/or geographic scope to the extent necessary (and only to such extent necessary) to render such covenants reasonable, valid, and enforceable in all respects.

21.	Confidentiality.

I agree that the existence and terms of this Release have been and will be kept confidential by me and not disclosed, revealed or characterized by me (directly or indirectly by innuendo or otherwise), except as required by law, to anyone other than my immediate family and my attorney and tax advisor, who shall also agree similarly not to make any further disclosure.

22.	Non-disparagement.

I agree not to make disparaging remarks about the Company, or their products, services or practices (including, but not limited to, human resources and Westell’s and Conference Plus, Inc.’s practices), provided that I may make truthful statements about products or services relating to business activity I am engaged in. Nothing in this Release shall be construed to prevent me from communicating with any government agency regarding matters that are within the agency’s jurisdiction.

23.	Seven Day Revocation Period.

I understand that I have a period of seven calendar days following the date I deliver a signed copy of this Release to Brian Cooper to revoke this Release by giving written notice to Brian Cooper of Westell at 750 North Commons Drive, Aurora, IL 60504. This Release and my entitlement to payments and benefits under paragraph 1 above will be binding and effective upon the expiration of this seven day period if I do not revoke the Release, but not before that time.

24.	Third Party Beneficiaries

Employee acknowledges that Conference Plus, Inc. and any of its and Westell’s present, former and future owners, parents, affiliates and subsidiaries (including but not limited to Arkadin S.A.S. and Arkadin, Inc.) are intended beneficiaries of the protections and promises provided in paragraphs 2-7 and 20 of this Release and as such they are also entitled to bring claims against Employee to enforce the terms of these paragraphs and/or to rely upon these paragraphs to defend any claims Employee may bring against them.

Date

Timothy Reedy

Received and acknowledged by:

WESTELL TECHNOLOGIES, INC.

Date

Brian Cooper

Chief Financial Officer

AGES AND JOB TITLES OF INDIVIDUALS ELIGIBLE FOR THE 2011 SALE OF

CONFERENCE PLUS, INC. SEVERANCE PROGRAM

Job Title (as of December 13, 2011)	Age (as of December 13, 2011)
Chief Operating Officer, Conference Plus, Inc.	48
President and Chief Executive Officer, Conference Plus, Inc.	50

AGES AND JOB TITLES OF INDIVIDUALS NOT ELIGIBLE FOR THE 2011 SALE OF

CONFERENCE PLUS, INC. SEVERANCE PROGRAM

Job Title (as of December 13, 2011)	Age (as of December 13, 2011)

None